UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2013

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California		90502
(Address of Principal Executive Offices)		(Zip Code)

(310) 787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Employment Agreement
On April 1, 2013, Farmer Bros. Co., a Delaware corporation (the “Company”), and Mark J. Nelson entered into an Employment Agreement (the “Nelson Employment Agreement”), pursuant to which the Company will employ Mr. Nelson as Treasurer and Chief Financial Officer, reporting to the Chief Executive Officer. Mr. Nelson’s employment is expected to commence on April 15, 2013 (the “Commencement Date”).
The following description of the Nelson Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Nelson Employment Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Pursuant to the Nelson Employment Agreement, Mr. Nelson’s initial annual base salary will be $280,000. Mr. Nelson will be entitled to participate in the Farmer Bros. Co. 2005 Incentive Compensation Plan (the “Incentive Plan”), with a Target Award (as defined in the Incentive Plan) equal to fifty-five percent (55%) of his base annual salary, prorated to 11.5% for fiscal 2013 based on the Commencement Date. Mr. Nelson will be entitled to all benefits and perquisites provided by the Company to its senior executives, including paid days off, group health insurance, life insurance, 401(k) plan, employee stock ownership plan, cell phone, Company credit card, expense reimbursement and an automobile allowance.
In accordance with the provisions of the Farmer Bros. Co. 2007 Omnibus Plan, as amended (the “Omnibus Plan”), on the Commencement Date, or on the first business day following the end of any regular blackout period if the Commencement Date is during a regular blackout period (“Award Date”), Mr. Nelson will be granted the following equity awards: (i) a number of non-qualified stock options determined by dividing $189,000 by the per share fair value of a non-qualified stock option (based on a Black-Scholes valuation or other appropriate option pricing methodology approved by the Compensation Committee); and (ii) a number of shares of restricted stock determined by dividing $81,000 by the Fair Market Value (as defined in the Omnibus Plan) on the Award Date. The stock options will have a seven (7) year term with an exercise price equal to the Fair Market Value on the Award Date. Provided Nelson is then employed by the Company, the Awards will vest as follows: (i) the stock option award will vest ratably over three years on each anniversary of the Award Date; and (ii) the restricted stock award will vest in its entirety on the third anniversary of the Award Date. Mr. Nelson will be entitled to participate in such future grants under the Omnibus Plan as are made by the Compensation Committee and the Board of Directors from time to time to senior Company officers. The Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement and the Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement and the Stock Ownership Guidelines for Directors and Executive Officers are filed with this Current Report on Form 8-K as Exhibits 10.2, 10.3 and 10.4, respectively and are incorporated herein by reference.
Mr. Nelson’s employment may be terminated by the Company at any time with or without Cause or upon Mr. Nelson’s resignation with or without Good Reason, death or Permanent Incapacity, as such terms are defined in the Nelson Employment Agreement. Upon certain events of termination, Mr. Nelson is entitled to severance benefits, including base salary continuation, partially Company-paid COBRA coverage, and a prorated bonus based on his Target Award and achievement of performance criteria under the Incentive Plan. Receipt of any severance amounts is conditioned upon execution of a general release of claims against the Company. If Mr. Nelson becomes eligible for severance benefits under the Change in Control Severance Agreement described below under this Item 1.01, the benefits provided under that agreement will be in lieu of, and not in addition to, the severance benefits under the Nelson Employment Agreement.

Indemnification Agreement
On April 1, 2013, the Company and Mr. Nelson entered into the Company’s standard form of Indemnification Agreement for directors and officers. Pursuant to the Indemnification Agreement, the Company will, to the extent permitted by applicable law, indemnify and hold harmless Mr. Nelson against all expenses, judgments, fines, penalties and amounts paid in settlement in connection with any threatened, pending or completed proceeding by reason of his status as an officer of the Company. The foregoing description is qualified in its entirety by the full text of the Indemnification Agreement, the form of which is filed herewith as Exhibit 10.5 (to update the schedule of indemnitees) and incorporated herein by reference.

Change in Control Severance Agreement
On April 1, 2013, the Company and Mr. Nelson entered into the Company’s standard form of Change in Control Severance Agreement for executive officers. A brief description of the terms and conditions of the form of Change in Control Severance Agreement was previously filed by the Company in its definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, filed with the SEC on October 29, 2012 and incorporated herein by reference. The foregoing description is qualified in its entirety by the full text of the Change in Control Severance Agreement, the form of which is filed herewith as Exhibit 10.6 (to update the schedule of executive officers) and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          Pursuant to a letter agreement dated April 1, 2013, effective as of the Commencement Date, the Services to be provided by Jeffrey A. Wahba under the Consulting Services Agreement, dated March 1, 2013, between the Company and Mr. Wahba, as previously disclosed in the Company's Form 8-K filed with the SEC on February 28, 2013, will be limited to providing transition services as may be reasonably requested by management of the Company from time to time to facilitate a smooth transition of the Treasurer and Chief Financial Officer responsibilities to Mr. Nelson.  The foregoing description is qualified in its entirety by the full text of the letter agreement, a copy of which is filed herewith as Exhibit 10.7 and incorporated herein by reference.
(c)(1)    On April 1, 2013, the Company and Mark J. Nelson entered into the Nelson Employment Agreement pursuant to which Mr. Nelson will serve as Treasurer and Chief Financial Officer of the Company. Mr. Nelson’s employment is expected to commence on April 15, 2013. A copy of the Company’s press release dated April 4, 2013 relating to Mr. Nelson’s employment is filed herewith as Exhibit 99.1 and incorporated herein by reference.
(2)    Mr. Nelson, age 44, has served in various senior financial management positions at Newport Corporation, a global supplier of advanced technology products and systems, since 2004. Since 2010, he has been serving as Vice President, Corporate Controller and Chief Accounting Officer of Newport Corporation. From 2004 to 2010, Mr. Nelson held various senior financial roles at Newport Corporation as Vice President and Controller, Vice President and General Manager of its Optical Components Division and Finance Director of its Photonics division. Prior to Newport Corporation, he held the positions of Finance Director in Thermo Electron Corporation, Cost and Budget Manager at C.R. Bard, Inc., co-owner and Chief Financial Officer of Western Energy Services, Inc. and Financial Management Program Trainee with the General Electric Company. Mr. Nelson earned his MBA in Entrepreneurship and Finance from Babson College, Wellesley, Massachusetts and his BA in Finance from the University of Massachusetts.
There are no understandings or arrangements between Mr. Nelson and any other person pursuant to which Mr. Nelson was selected as Treasurer and Chief Financial Officer. Mr. Nelson has no family relationship with any director or executive officer of the Company. Other than as set forth in the Nelson Employment Agreement described above in Item 1.01, Mr. Nelson presently does not have a direct or indirect material interest in any transaction or proposed transaction in which the Company is or is to be a party in which the amount involved exceeds $120,000.
(3)    The disclosure in Item 1.01 above relating to the agreements between the Company and Mr. Nelson is incorporated herein by reference.
(e)    The disclosure in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated as of April 1, 2013, by and between Farmer Bros. Co. and Mark J. Nelson*

10.2	Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement*

10.3	Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement*

10.4	Stock Ownership Guidelines for Directors and Executive Officers*

10.5	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 and as amended on December 31, 2008 (with updated schedule of indemnitees attached)*

10.6	Form of Change in Control Severance Agreement for Executive Officers of the Company (with updated schedule of executive officers attached)*

10.7	Letter Agreement dated April 1, 2013 by and between Farmer Bros. Co. and Jeffrey A. Wahba*

99.1	Press release of Farmer Bros. Co. announcing new Treasurer and Chief Financial Officer
____________
*Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 4, 2013

FARMER BROS. CO.

By:	/s/ JEFFREY A. WAHBA
Jeffrey A. Wahba
Interim Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated as of April 1, 2013, by and between Farmer Bros. Co. and Mark J. Nelson*

10.2	Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement*

10.3	Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement*

10.4	Stock Ownership Guidelines for Directors and Executive Officers*

10.5	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 and as amended on December 31, 2008 (with updated schedule of indemnitees attached)*

10.6	Form of Change in Control Severance Agreement for Executive Officers of the Company (with updated schedule of executive officers attached)*

10.7	Letter Agreement dated April 1, 2013 by and between Farmer Bros. Co. and Jeffrey A. Wahba*

99.1	Press release of Farmer Bros. Co. announcing new Treasurer and Chief Financial Officer
____________

*Management contract or compensatory plan or arrangement.